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Exhibit (a)(1)(B)

        Letter of Transmittal
To Tender Shares of Common Stock
Pursuant to the Offer to Purchase
Dated December 14, 2015
by

Franklin Covey Co.

CUSIP No. 353469109
of
Up to $35,000,000 in Value of Shares of its Common Stock at a
Purchase Price not greater than $17.75 nor less than
$15.50 per Share

        THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 12, 2016, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

ZIONS BANK

By First Class Mail, Registered, Certified, Express,
Overnight Delivery or in Person:

Zions Bank Corporate Trust Department
Attn: Corporate Trust Department
One South Main Street, 12th Floor
Salt Lake City, UT 84133

        YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

        Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured for at least 2% of the current market value, is recommended. Shareholders have the responsibility to cause the Letter of Transmittal and any other documents required by this Letter of Transmittal to be delivered in accordance with the Tender Offer.

        This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates for the shares of common stock of Franklin Covey Co. (the "Company") deposited pursuant to the Offer to Purchase dated December 14, 2015 (together with any amendments or supplements thereto, the "Offer to Purchase") and must be delivered or sent to and received by the Depositary at its address set forth above on or prior to the Expiration Date.

        The terms and conditions of the Offer to Purchase are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase. Shareholders should carefully consider the income tax consequences of depositing shares under the tender offer. See Section 14 entitled "Material U.S. Federal Income Tax Consequences" in the Offer to Purchase that accompanies this Letter of Transmittal.

        Please be sure to read this Letter of Transmittal and the accompanying Instructions carefully before you complete this Letter of Transmittal. The Company's Board of Directors has approved the making of the Offer. However, none of the Company, its Board of Directors, the Dealer Manager, the Depositary or the Information Agent makes any recommendation to you as to whether to tender or refrain from tendering your shares or as to the purchase price or purchase prices at which you may choose to tender your shares. You must make your own decision as to whether to tender your shares and, if so, how many shares to tender and the price or prices at which you will tender them.

        Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 15.

1st:	2nd:	3rd:
4th:	5th:	6th:

☐	Lost Certificates. My certificate(s) for shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing the shares (See Instruction 12).

DESCRIPTION OF SHARES TENDERED (See Instructions 3, 4 and 13)

Shares of Common Stock Tendered (Attach Additional Signed List if Necessary)

Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s) or DRS	Number of Shares Tendered**

Total Shares Tendered:

*	Need not be completed if shares are tendered by book-entry transfer or Direct Registration System (DRS).
**	Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

        List above the certificate numbers and number of shares to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers tendered on a separately executed and signed list and attach the list to this Letter of Transmittal. The name(s) and address(es) of the holder(s) should be printed exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

        This Letter of Transmittal is to be used if certificates for shares are to be forwarded herewith or to tender DRS shares. This Letter of Transmittal should also be used if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC pursuant to the procedures set forth in Section 3 of the Offer to Purchase unless an agent's message (as defined in Section 3 of the Offer to Purchase) is utilized. Tendering shareholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other required documents to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

        Your attention is directed to the following:

          1.     If you want to retain your shares, do not take any action.

          2.     If you want to participate in the Offer (as defined below) and wish to maximize the chance that your shares will be purchased in the Offer, you should check the box marked "Shares Tendered at Price Determined Under the Tender Offer" below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined pursuant to the Offer, your shares will be deemed to be tendered at the minimum price of $15.50 per share. YOU SHOULD UNDERSTAND THAT THIS ELECTION COULD RESULT IN YOUR TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $15.50 PER SHARE.

          3.     If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by You" below and complete the other portions of this Letter of Transmittal as appropriate.

        We urge shareholders who hold shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender shares through their nominee and not directly to the Depositary.

        QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

        Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Institution's DTC Participant Number:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Institution's DTC Participant Number:

        THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

  (1)
  SHARES TENDERED AT PRICE DETERMINED BY YOU (SEE INSTRUCTION 5)

        By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer," the undersigned tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by the Company is less than the price checked below. A SHAREHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SELECTED. The same shares cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING
TENDERED

☐ $15.50	☐ $16.25	☐ $17.00	☐ $17.75
☐ $15.75	☐ $16.50	☐ $17.25
☐ $16.00	☐ $16.75	☐ $17.50

OR

  (2)
  SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION 5)

        By checking the box below INSTEAD OF ONE OF THE BOXES UNDER "Shares Tendered at Price Determined by You," the undersigned hereby tenders shares at the purchase price determined by the Company in accordance with the terms of the Offer.

☐
The undersigned wants to maximize the chance of having the Company purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $15.50 PER SHARE.

        CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

 ODD LOTS

(See Instruction 14)

        To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

☐
is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

☐
is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

        In addition, the undersigned is tendering shares either (check one box):

☐
at the purchase price, as shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per share above); or

☐
at the price per share indicated above in the section captioned "Shares Tendered at Price Determined by You."

CONDITIONAL TENDER

(See Instruction 13)

        A tendering shareholder may condition his or her tender of shares upon the Company purchasing a specified minimum number of shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the shares tendered by you will be purchased. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor before completing this section. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐
The minimum number of shares that must be purchased from me, if any are purchased from me, is:                 shares.

        If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares and checked this box:

☐
The tendered shares represent all shares held by the undersigned.

        Ladies and Gentlemen:

        The undersigned hereby tenders to Franklin Covey Co. (the "Company") the above-described shares of common stock, $0.05 par value per share (the "shares"), of the Company on the terms and subject to the conditions set forth in the Company's Offer to Purchase dated December 14, 2015 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the "Offer").

        Subject to and effective on acceptance for payment of the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the shares that are being tendered and irrevocably constitutes and appoints Zions Bank (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares, to (a) deliver certificates representing such shares or transfer ownership of such shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Depositary as the undersigned's agent, of the aggregate purchase price with respect to such shares, (b) present certificates for such shares for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby covenants, represents and warrants that (a) the undersigned owns the shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has full power and authority to tender, sell, assign and transfer the shares tendered and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the shares, and the same will not be subject to any adverse claim or right; (b) the undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered, all in accordance with the terms of the Offer; (c) the undersigned has read and agrees to all of the terms of the Offer to Purchase and this Letter of Transmittal; and (d) the undersigned understands that tendering shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that: (i) the undersigned has a "net long position" in shares or Equivalent Securities (as defined in the Offer to Purchase) at least equal to the shares tendered within the meaning of Rule 14e-4 under the Exchange Act and (ii) such tender of shares complies with Rule 14e-4 promulgated under the Exchange Act. See Section 3 of the Offer to Purchase.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the undersigned and any successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable. See Section 4 of the Offer to Purchase.

        The valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.

        The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per share purchase price, not greater than $17.75 nor less than $15.50 per share, net to the seller in cash, less any applicable withholding taxes and without interest, that the Company will pay for shares properly tendered and not properly withdrawn, taking into account the number of shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will look at the prices chosen by tendering shareholders and select the lowest purchase price (in multiples of $0.25) within the price range specified above that will allow the Company to purchase $35,000,000 in value of shares, or a lower amount depending on the number of shares as are properly tendered and not properly withdrawn. The undersigned understands that if, based on the purchase price determined by the Company, shares having an aggregate value of less than $35,000,000 are properly tendered and not properly withdrawn, the Company will buy all the shares that were properly tendered and not properly withdrawn. The undersigned understands that the Company will purchase only shares properly tendered and not properly withdrawn at prices at or below the purchase price the Company determines.

        The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In such event, the undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above.

        The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated in the appropriate box below.

        The undersigned understands that acceptance of shares by the Company for payment will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue a check for payment of the purchase price for any shares tendered hereby that are purchased and/or return any certificates for shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price for any shares tendered hereby that are purchased and/or return any certificates for shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" herein are completed, please issue the check for payment of the purchase price for any shares tendered hereby that are purchased and/or return any certificates for shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. In case of a book-entry delivery of the shares, please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the brokerage account at DTC designated above in accordance with the instructions of the broker. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the shares so tendered.

        NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 9 BELOW.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7, and 8)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: ☐ Check ☐ Certificate(s) to	To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail: ☐ Check ☐ Certificate(s) to
Name:

	(Please print)	Name:

(Please Print)
Address:

	(Include Zip Code)	Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number of the Persons Named Above) (See Form W-9 Included Herewith)

PLEASE SIGN HERE
(ALSO COMPLETE ACCOMPANYING FORM W-9)

        By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

X
X	Signature(s) of Shareholder(s)

        Dated:

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6).

Name(s):	(Please Type or Print)

Capacity (Full Title):

Address:	(Include Zip Code)

Daytime Area Code and Telephone Number: ()

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If required—see Instructions 1 and 6)

        The signature(s) should be guaranteed by an eligible Guarantor Institution, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Medallion Program), pursuant to S.E.C. Rule 17Ad-15

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith exactly as the name of the registered holder(s) appears on the certificate(s) for the shares tendered with this letter of transmittal and payment and delivery are to be made to such registered holder, unless such registered holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent's message is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender shares pursuant to the Offer, either (a) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary at its address set forth on the back of this Letter of Transmittal prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary at such address or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

        The method of delivery of shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the sole election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured for at least 2% of the current market value, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary prior to the Expiration Time.

        Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased (other than any fractional shares acquired under any stock purchase plan sponsored by the Company). All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Shares Tendered" in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).    If fewer than all the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered."

In that case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Indication of Price at Which Shares are Being Tendered.    The shareholder MUST either (1) check the box indicating the price per share at which such shareholder is tendering shares under the section captioned "Shares Tendered at Price Determined by You" or (2) check the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer." For purposes of determining the purchase price, those shares that are tendered by shareholders agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price of $15.50 per share. Selecting option (1) could result in none of the shareholder's tendered shares being purchased if the purchase price for the shares turns out to be less than the price selected by the shareholder. Selecting option (2) may lower the purchase price paid for shares in the Offer and could result in the shareholder receiving the minimum price of $15.50 per share.

        Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no valid tender of shares. A shareholder wishing to tender portions of such shareholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's shares. The same shares cannot be tendered at more than one price, unless previously properly withdrawn in accordance with the terms of the Offer.

        6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

        If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsement(s) of certificate(s) representing such shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. Signature(s) on such certificate(s) must be guaranteed by an eligible guarantor institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

        If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1. Stock power forms may be obtained by calling Zions Bank Shareholder Services at (888) 416-5176.

        7.    Stock Transfer Taxes.    The Company will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or not accepted for payment are to be registered in the name of any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        8.    Special Payment and Delivery Instructions.    If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

        9.    Irregularities.    The Company will determine in its sole discretion all questions as to the number of shares to accept, the price to be paid therefore, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form, or subject to any contractual restrictions on transfer, or the acceptance of which or payment for which may, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular shares, and the Company's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company, the Dealer Manager, the Depositary, the Information Agent (as defined in the Offer to Purchase) nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        10.    Tax Identification Number and Backup Withholding.    To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number ("TIN") by completing the copy of the IRS Form W-9 (the "Form W-9") attached to this Letter of Transmittal, certifying that (1) he, she or it is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide the Depositary (or other applicable withholding agent) with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments made to you pursuant to the Offer may be subject to backup withholding at a rate of 28%. If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is timely furnished to the IRS.

        To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8BEN or other Form W-8 to the Depositary (or other applicable withholding agent), certifying under penalties of perjury to the holder's exempt status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Depositary or on the web at www.irs.gov.

        Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed Form W-9 for additional information regarding exempt recipients. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Form W-9, should complete and return the Form W-9 and check the "Exempt from backup withholding" box on its face.

        For the purposes of these instructions, a "U.S. Holder" is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold their shares through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A "Non-U.S. Holder" is any holder (other than a holder that is, or holds its shares through, a partnership or other pass-through entity) that is not a U.S. Holder.

        See the enclosed Form W-9 for additional information and instructions.

        U.S. Withholding at Source.    Even if a Non-U.S. Holder (as defined above) has provided the required certification to avoid backup withholding tax, the Depositary (or other applicable withholding agent) will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder unless the Depositary (or other applicable withholding agent) determines that a reduced rate of withholding is available pursuant to an applicable income tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-U.S. Holder's conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to an income tax treaty, a Non-U.S. Holder must deliver to the Depositary (or other applicable withholding agent) before the payment a properly completed and executed IRS Form W-8BEN (or a suitable substitute form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the Non-U.S. Holder's conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary (or other applicable withholding agent) a properly completed and executed IRS Form W-8ECI (or a suitable substitute form) before payment is made. The Depositary (or other applicable withholding agent) will determine a shareholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted.

        A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a distribution) for U.S. federal income tax purposes or is otherwise able to establish that no tax or a reduced amount of tax is due and the requisite information is timely furnished to the IRS. To obtain such a refund, a Non-U.S. Holder must file a U.S. federal income tax return with the IRS.

        HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING AND BACKUP WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

        Foreign Account Tax Compliance Act ("FATCA") Withholding. FATCA became effective for U.S. source dividends paid on or after July 1, 2014. Since the Depository cannot determine whether a payment made pursuant to the Offer should be characterized as an "exchange" or a "dividend" for tax purposes at the time of the payment, any payment to a tendering shareholder who is a foreign financial institution ("FFI") or non-financial foreign entity ("NFFE") may be subject to a 30% withholding tax. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

        An FFI can also avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a U.S. tax compliance agreement with the IRS or, if applicable, a governmental authority of its own country ("FFI agreement") under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI's country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

        An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

        Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE will need to provide the Fund with the applicable IRS Form W-8 (W-8BEN-E, W-8ECI, W-8EXP or W-8IMY) properly certifying the entity's status under FATCA in order to avoid FATCA withholding. If a tendering shareholder is subject to withholding under both FATCA and either backup withholding or U.S. withholding at the source, the Fund will withhold only under FATCA (subject to an ability by the Fund to elect to backup withhold in certain circumstances).

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

        12.    Lost, Destroyed, Stolen or Mutilated Certificates.    If any certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should contact Zions Bank, as Transfer Agent for the Company, at (888) 416-5176 to arrange for replacement of lost securities. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed and the tender is deemed by the Depositary to be in proper form prior to the Expiration Time. You may be required to purchase a surety bond in order to replace the shares. You are urged to contact the Transfer Agent immediately if you wish to tender shares that you are unable to locate or have been destroyed.

        If the Transfer Agent does not receive your request for replacement by December 24, 2015, you may not receive instructions for replacement in time to properly surrender your shares for tender by the Expiration Time.

        13.    Conditional Tenders.    As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

        If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased from you if any are to be purchased from you.

        As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of common stock and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares of common stock.

        All tendered shares of common stock will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares of common stock pursuant to the Offer in such a manner that the purchase will be treated as a sale or exchange of such shares of common stock by the shareholder, rather than a distribution to the shareholder, for U.S. federal income tax purposes. If you are an odd lot holder and you tender all of your shares of common stock, you cannot conditionally tender, since your shares of common stock will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares of common stock that must be purchased from the shareholder in order for the shareholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Each shareholder is recommended to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 14 of the Offer to Purchase.

        14.    Odd Lots.    As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all shares validly tendered before the Expiration Time and not validly withdrawn, the shares purchased first will consist of all shares validly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares at or below the purchase price. This preference will not be available to you unless you complete the section captioned "Odd Lots" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

        15.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

        IMPORTANT. This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time, or the tendering shareholder must comply with the procedures for guaranteed delivery.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

        This Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's bank, broker, dealer, trust company or other nominee to the Depositary at its address set forth below.

The Depositary for the Offer is:

Zions Bank

For Delivery of Notice of Guaranteed
Delivery or Requests to Withdraw
Tenders via facsimile:
(855) 547-5637

To confirm receipt of FAX, call
(801) 844-7561

By First Class Mail, Registered, Certified, Express,
Overnight Delivery or in Person:

Zions Bank Corporate Trust Department
Attn: Corporate Trust Department
One South Main Street, 12th Floor
Salt Lake City, UT 84133

        Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured for at least 2% of the current market value, is recommended. Shareholders have the responsibility to cause the Letter of Transmittal and any other documents required by this Letter of Transmittal to be delivered in accordance with the Tender Offer.

        Questions specifically relating to your shareholder account or stock certificates may be directed to Zions Bank Shareholder Services at (801) 844-7546.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        Questions and requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ 07310
Shareholders, Banks and Brokers
Call Toll Free: 800-213-0473

The Dealer Manager for the Offer is:

B. Riley & Co., LLC

11100 Santa Monica Blvd., Ste. 800
Los Angeles, CA 90025
(310) 966-1444

QuickLinks

  Exhibit (a)(1)(B)
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
ODD LOTS (See Instruction 14)
CONDITIONAL TENDER (See Instruction 13)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer